EXHIBIT 10.17

AKOUSTIS TECHNOLOGIES, INC.

2015 Equity Incentive Plan

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is made as of ____________, 2015, by and between Akoustis Technologies, Inc., a Nevada corporation (the “Company”), and ____________________ (“Holder”) pursuant to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). To the extent any capitalized terms used in this Agreement are not defined herein, they shall have the meaning ascribed to them in the 2015 Plan.

The Company and the Holder are parties to an Employment Agreement dated as of June 15, 2015 (the “Employment Agreement”).

1)	Grant of Restricted Stock. Subject to the terms and conditions of this Agreement, simultaneously with the execution and delivery of this Agreement by the parties (the “Effective Date”) the Company has granted to Holder __________ (__________) shares of the Company’s Common Stock (the “Shares”) as an Award of Restricted Stock under the terms of the 2015 Plan. The Company has delivered or will deliver to the Holder a stock certificate representing the Shares. As used elsewhere herein, the term “Shares” refers to all of the Shares granted hereunder and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which the Holder is entitled by reason of Holder’s ownership of the Shares. By Holder’s signature and the signature of the Company’s representative below, Holder and the Company agree that the grant of the Shares is governed by the terms and conditions of this Agreement and the 2015 Plan, which is attached to and made a part of this Agreement.

2)	Consideration for Shares. The Shares have been granted in consideration of the services to be provided by Holder under the Employment Agreement and are subject to the repurchase option in favor of the Company set forth in Section 3(a) below.

3)	Limitations on Transfer. In addition to any other limitation on transfer created by the transfer restrictions set forth in the Company’s Bylaws, the 2015 Plan or by other applicable laws, Holder shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with the provisions below and applicable laws.

a)	Repurchase Option: Vesting.

i)	In the event of the termination of the Holder’s employment with the Company for any reason other than termination by the Company without Cause (as defined in the Employment Agreement), termination by the Holder for Good Reason (as defined in the Employment Agreement) or upon the Holder’s Permanent Disability (as defined in the Employment Agreement), the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 48 months from such date to repurchase all or any portion of the Shares that have not yet been released from the Repurchase Option (the “Unvested Shares”) held by Holder as of the Termination Date, at a price of $0.001 per Unvested Share.

ii)	Unless the Company notifies the Holder within three (3) months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed to have been automatically exercised by the Company as of the end of such 3-month period following such Termination Date, provided that the Company may notify Holder that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Holder is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Holder constitutes written notice to Holder of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Holder with respect to exercise of the Repurchase Option by either (A) delivering a check to Holder in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Holder is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(2) in which Holder is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of the 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall deliver such Unvested Shares to the Company’s transfer agent for cancelation. In connection therewith, Holder shall supply the Company with stock powers as provided in Section 4 below, and any other documentation reasonably requested by the Company to accomplish same.

iii)	100% of the Shares shall initially be subject to the Repurchase Option. 50% of the Shares shall be released from the Repurchase Option at the end of two years from the Effective Date, and 25% of the Shares shall be released from the Repurchase Option at the end of each of the third and fourth years from the Effective Date; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.

b)	Transfer Restrictions: Right of First Refusal. Before any Shares held by the Holder or any permitted transferee of Holder (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder must provide the Company or its assignee(s) with a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”). The Company shall have the right to approve such transfer, in its sole and absolute discretion. If the Holder indicates Holder’s intention to transfer any Shares, the Company may either (1) exercise the Right of First Refusal and purchase the Shares as forth in this Section 3(b), (2) determine not to exercise the Right of First Refusal and permit the transfer of the Shares to the Proposed Transferee (as defined below), or (3) determine not to exercise the Right of First Refusal and reject any transfer of the Shares.

i)	Notice of Proposed Transfer. Prior to any intended transfer, the Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed Holder or other transferee (“Proposed Transferee”): (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Transfer Purchase Price”). The Holder’s written notice to the Company shall also contain Holder’s offer to the Company providing the Company with the right to purchase the Shares at the Transfer Purchase Price and upon the same terms (or terms as similar as reasonably possible).

ii)	Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to reject the proposed transfer, in full or in part, or elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Transfer Purchase Price, provided that if the Transfer Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Transfer Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

iii)	Payment. Payment of the Transfer Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 60 days after receipt of the Notice or in any other manner mutually agreed to by the Company, or its assignee(s), and the Holder.

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iv)	Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be transferred, then the Holder may sell or otherwise transfer any unpurchased Shares to the Proposed Transferee at the Transfer Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with the transfer restrictions set forth in the Company’s Bylaws, the 2015 Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with applicable laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

v)	Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or to a trust for the benefit of Holder or Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used in this Agreement shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

c)	Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

d)	[Reserved]

e)	Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

f)	Termination of Rights. Upon termination of the transfer restrictions set forth in Section 3(b) above and in the 2015 Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restriction in Sections 3(b) and 3(c) and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 7(a)(ii) below.

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g)	Lock-Up Agreement. If so requested by the Company or the underwriters in connection with any public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Holder shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

4)	Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Holder agrees, immediately upon receipt of the stock certificate(s) for the Shares subject to the Repurchase Option, to deliver any such stock certificate(s) as well as a Stock Power in the form attached to this Agreement as Exhibit A executed by Holder and by Holder’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Holder hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Holder agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Holder agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5)	Investment and Taxation Representations. In connection with the grant of the Shares, Holder represents to the Company the following:

a)	Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Holder is purchasing the Shares for investment for Holder’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Holder does not have any present intention to transfer the Shares to any other person or entity.

b)	Holder understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein.

c)	Holder further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder further acknowledges and understands that the Company is under no obligation to register the securities.

d)	Holder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Holder understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Holder acknowledges and agrees to the restrictions set forth in Section 5(e) below.

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e)	Holder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

f)	Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s receipt of the grant of the Shares and/or disposition of the Shares. Holder represents that Holder has consulted tax consultants Holder deems advisable in connection with the receipt of the grant of the Shares and/or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6)	[Reserved].

7)	Restrictive Legends and Stop-Transfer Orders.

a)	Legends. Any stock certificate for the Shares, shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

i)	“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

ii)	“THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS AND THE 2015 PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S BYLAWS AND THE 2015 PLAN.”

iii)	“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

b)	Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

c)	Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the 2015 Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Holder or other transferee to whom such Shares shall have been so transferred.

8)	No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Holder’s employment relationship, for any reason, with or without cause.

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9)	Section 83(b) Election. Holder understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Holder understands that Holder may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service (“IRS”) within 30 days from the date of purchase. A form for making this election is attached hereto as Exhibit B. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Holder understands that failure to file such an election in a timely manner may result in adverse tax consequences for Holder. A copy of the 83(b) Election is to be furnished to the Company when the form is field with the SEC. Holder further understands that an additional copy of such election form should be filed with Holder’s federal income tax return for the calendar year in which the date of this Agreement falls. Holder acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Holder further acknowledges that the Company has directed Holder to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Holder may reside, and the tax consequences of Holder’s death, and Holder has consulted, and has been fully advised by, Holder’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Holder further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Holder with respect to the tax consequences of Holder’s purchase of the Shares or of the making or failure to make an 83(b) Election. HOLDER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF HOLDER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON HOLDER’S BEHALF.

10)	Miscellaneous.

a)	Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Nevada, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of North Carolina and agree that any such litigation shall be conducted only in the courts of North Carolina or the federal courts of the United States located in North Carolina and no other courts.

b)	Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

c)	Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

d)	Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

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e)	Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

f)	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

g)	Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

h)	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

i)	Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Holder hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

j)	Imposition of Other Requirements. The Company reserves the right to impose other requirements on Holder’s participation in the 2015 Plan and on any Award or Shares acquired under the 2015 Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable law or facilitate the administration of the 2015 Plan. Holder agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Holder acknowledges that the laws of the country in which Holder is working at the time of grant of this Agreement, the purchase, vesting or sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Holder to additional procedural or regulatory requirements that Holder is and will be solely responsible for and must fulfill.

[Signature Page Follows]

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The parties have executed this Agreement as of the date first set forth above.

THE COMPANY:
AKOUSTIS TECHNOLOGIES, INC.

By:
Name:
Title:

HOLDER:

Name:

Address:

I, __________________, spouse of ________________ ("Holder"), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Holder (if applicable)

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Holder”) hereby sells, assigns and transfers unto ________________ (“Transferee”) __________________ shares of the Common Stock of Akoustis Technologies, Inc., a Nevada corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. __ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

Date: ____________	HOLDER:

By:
(Signature)
Name:

This Stock Power may only be used as authorized by the Restricted Stock Agreement between the Holder and the Company, dated ________ and the exhibits thereto.

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of the Holder.

Exhibit B

SECTION 83(b) TAX ELECTION

The undersigned taxpayer hereby elects, pursuant to § 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Identification No.:

(2)	The property with respect to which the election is being made is _______ shares of common stock of Akoustis Technologies, Inc. (the “Company”).

(3)	The property was issued as of ___________, 2015.

(4)	The taxable year in which the election is being made is the calendar year 2015.

(5)	The property is subject certain repurchase rights under which the Company has the right to acquire the property if, for any reason, taxpayer does not meet the requirements for vesting of the restricted shares.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse) is $_____ per share.

(7)	The amount paid for such property is $_____ per share.

(8)	The amount to include in gross income is $_____.

(9)	A copy of this statement was furnished to the Company for whom taxpayer is rendering services underlying the transfer of property.

(10)	This statement is signed and effective as of ___________, 2015.

Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns. The filing must be made within 30 days after the grant date.